Exhibit 10.1

LASALLE BUSINESS CREDIT, LLC

                                                           MEMBER ABN AMRO GROUP

135 South LaSalle Street
Suite 425
Chicago, Illinois 80603                     June 30, 2003
(312) 804-8490

The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida 33073

     Re: Twelfth Amendment

Gentlemen:

         The Singing Machine Company, Inc., a Delaware corporation ("Borrower") and LaSalle Business Credit, LLC, a Delaware limited liability company ("Lender") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreement set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.  The Agreement hereby is amended as follows:

         (a) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

             (1) LOANS: Subject to the terms and conditions of the Agreement and the Other Agreements, Lender shall, absent the occurrence of an Event of Default, advance an amount up to the sum of the following sublimits (the "Loan Limit"):

                 (a) Up to seventy percent (70%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in

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LASALLE BUSINESS CREDIT, LLC
--------------------------------------------------------------------------------
                                                           MEMBER ABN AMRO GROUP

The Singing Machine Company, Inc.
June 30, 2003
Page 2

                     connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts; plus

                 (b) Subject to subparagraph (3)(a) of this Exhibit A, the
                     lesser of: up to twenty-five percent (25%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's Eligible inventory or Six Million and No/100 Dollars ($6,000,000.00) during the period of July 1, 2003 through July 31, 2003; provided, however, that said sublimit shall reduce by sixty percent (60%) of the cost of inventory sold after the first Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) in Borrower's cost of sales until said sublimit reaches zero; plus

                 (c) Subject to subparagraph (3)(a) of this Exhibit A, up to sixty percent (60%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, against the face amount of commercial Letters of Credit issued or guaranteed by Lender for the purpose of purchasing Eligible inventory; provided, that such commercial Letters of Credit are in form and substance satisfactory to Lender or up to Three Million and No/100 Dollars ($3,000,000.00) during the period of July 1, 2003 through July 31, 2003; minus

                 (d) Such reserves as Lender elects, in its sole discretion exercised in good faith, to establish from time to time;

                     provided, that the Loan Limit shall in no event exceed Ten Million and No/100 Dollars ($10,000,000.00) during the period of June 30, 2003 through July 31, 2003, (the "Maximum Loan Limit"), except as such amount may be increased or, following the

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LASALLE BUSINESS CREDIT, LLC
--------------------------------------------------------------------------------
                                                           MEMBER ABN AMRO GROUP

The Singing Machine Company, Inc.
June 30, 2003
Page 3

                     occurrence of an Event of Default, decreased by Lender, in its sole discretion, exercised in good faith, from time to time.

         (b) Paragraph (5)(c) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

             (c) One-Time Amendment Fee: Borrower shall pay to Bank a one-time amendment fee of Fifth Thousand and No/100 Dollar ($50,000.00), which fee shall be deemed fully earned on the date of this Twelfth Amendment and payable on or before July 31, 2003.

         (c) Paragraph (11) of Exhibit A of the Agreement is amended to add the following provision:

             (11)(1) Subordination Agreement: Prior to July 10, 2003, Borrower
                     shall cause the appropriate parties to invest Two Million and No/100 Dollars ($2,000,000.00) into Borrower in the form of subordinated debt. Relative thereto, Borrower shall cause each such subordinated debt holder to execute and deliver to Bank a Subordination Agreement in form and substance satisfactory to Bank in its sole discretion.

         2. This Amendment shall not become effective until fully executed by all parties hereto.

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                              LASALLE BUSINESS CREDIT, LLC, A
                                              DELAWARE LIMITED LIABILITY COMPANY

                                              By /s/ Casey Orlowsky
                                                 -------------------------------
                                                 Casey Orlowsky
                                                 Vice President


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The Singing Machine Company, Inc.
June 30, 2003
Page 4

ACKNOWLEDGED AND AGREED TO
this 30th day of June, 2003.

THE SINGING MACHINE COMPANY, INC.

By /s/ Yi Ping Chan
   ------------------------------
   Yi Ping Chan
   Title: Chief Operating Officer


By /s/ April J. Green
   ------------------------------
   April J. Green
   Title: Chief Financial Officer